Exhibit 10.2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [****], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED.

CHANGE REQUEST No. 12 (“CR #12”) to SOW No. 1

WHEREAS, Verizon Sourcing LLC, on behalf of itself and for the benefit of their Affiliates (individually and collectively, “Verizon”) and Synchronoss Technologies, Inc. (“Supplier” or “Synchronoss”) are Parties to an Application Service Provider Agreement dated April 1, 2013, as amended, with the contract number [****] (the “Agreement”); and
WHEREAS, the Parties have entered into Authorization Letters and Statements of Work under the Agreement (collectively, the “SOWs”) as follows:
(a)Statement of Work No. 1 (Schedule No. 1 to Authorization Letter # No. 1 attached to the Agreement), as amended (the “SOW No. 1”),
(b)Statement of Work No. 2 (Schedule No. 1 to Authorization Letter # No. 2 providing mobile content transfer functionality) (number [****]) as amended (the “SOW No. 2”) (which is terminated and no longer in effect),
(c)Statement of Work No. 3 (Schedule No. 1 to Authorization Letter # No. 3, providing interfaces to the services of [****]) (number [****]) (the “SOW No. 3”),
(d)Statement of Work No. 4 (Schedule No. 1 to Authorization Letter # No. 4, “Montana Platform”) (number [****]), as amended (the “SOW No. 4”),
(e)Statement of Work No. 5 (Schedule No. 1 to Authorization Letter # No. 5, providing an API Program License) (number [****]), as amended (the “SOW No. 5”),
(f)Statement of Work No. 6 (Schedule No. 1 to Authorization Letter # No. 6, “Cloud API Professional Service”) (number [****]), as amended (the “SOW No. 6”),
(g)Statement of Work No. 7 (Schedule No. 1 to Authorization Letter #7, “Network Contact Software and Support Service”) (number [****]) (the “SOW No. 7”),
(h)Statement of Work No. 8 (Schedule No. 1 to Authorization Letter #8, “Software Release”) (number [****]) (the “SOW No. 8”), and
(i)Statement of Work No. 9 (Schedule No. 1 to Authorization Letter #9, Statement of Work No. 9 to the Agreement – “[****]”) (number [****]) (the “SOW No. 9”).
WHEREAS, the Parties wish to further amend SOW No. 1 to:
(a)extend the term of SOW No. 1;
(b)modify the pricing and fee structure for the Solution and related Professional Services under SOW No. 1; and
(c)include provisions for defining and funding Verizon Cloud marketing initiatives.
THERFORE, the Parties hereby agree to amend SOW No. 1 as follows:

A.Replace, entirely, the definitions of “Free Subscriber”, Paid Subscriber” and “[****]” in Section 1.2.1 (Definitions), of SOW No. 1 with the following:

““Free Subscriber(s)” means a Subscriber to a Verizon Cloud offering that does [****] service fee and who is otherwise not [****.] Such Free Subscriber(s) includes but is not limited to:
▪a Subscriber that [****] available to such Subscriber);
▪a Subscriber that is a [****]. For clarity, [****] includes a Subscriber [****];
▪A [****] Subscriber who is eligible to [****];
▪A Subscriber that is currently [****]; and
▪A Subscriber that is [****].

For clarity:
•an account profile of “Contacts” (a Data Class provided under the [****] Agreement) user only (with no [****] associated with the account) that does not pay a [****] fee shall not contribute to the Free Subscriber count.

“Paid Subscriber” means a Subscriber to Verizon Cloud where such Subscriber:

▪is being billed by Verizon [****];

▪is being billed by Verizon a service fee for [****] services [****] for the duration of the period for which the Subscriber is [****];

▪is being billed by Verizon a fee for a [****] with a [****] profile associated with the account as well as such account containing [****].

Verizon shall, each [****], provide Supplier with a list of each Subscriber charged a fee by Verizon for Verizon Cloud. For the avoidance of doubt, where a Subscriber is charged a fee by Verizon for Verizon Cloud, such Subscriber shall be deemed a Paid Subscriber.

“[****]” means a service plan, service profile or promotion whereby a fee paid by a Subscriber [*****].”

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B.Replace the first through fourth sentences of Section 1.3 (Term) of SOW No. 1 in their entirety with the following:

“This SOW is made and entered into as of the date of execution by the last signing Party, however takes retroactive effect to and including [****], and shall continue until [****] (the “Extended Term”). Thereafter, this SOW shall automatically renew for up to [****] periods (each, “Renewal Term”), unless (i) Verizon provides Synchronoss with written notice of its intent not to renew at least [****] prior to the end of the then-current Extended Term or Renewal Term or (ii) Synchronoss provides Verizon with written notice of its intent not to renew at least [****] prior to the end of the then-current Extended Term or Renewal Term, as the case may be (each such date, the applicable “Renewal Decision Date”). The “Term of this SOW” shall be the Extended Term, together with Renewal Term(s), if any. For the avoidance of doubt, the license term of the Software under Section 5.2 of the Agreement shall be the Term of this SOW.”

C.Effective as of [****], Section 4 (Fees and Charges) of SOW No. 1, as amended, is modified as follows:

“4.     Fees and Charges
4.1     Fees and Charges

The fees outlined herein cover the items listed in this SOW No.1. Any additional Deliverables not expressly stated shall require a separate Change Request or statement of work with terms and conditions agreed upon by the Parties. Fees shall be invoiced and paid in accordance with the Agreement and the fee schedule outlined below. Fees under this SOW No. 1 exclude applicable taxes.

Use of the [****] Solution [****] by a given Subscriber within the [****] shall be considered [****], regardless of how [****] are [****] to interact through the [****] Solution. [****] alone by the Subscriber shall not be sufficient to consider the [****].

4.2     **** Software Subscription License Fee

(a)    Beginning on [****], Verizon shall pay a [****] fee for Subscribers, by type of Subscriber (based on such Subscriber being a Paid Subscriber or Free Subscriber [****]) and the ‘year’ of the Term of this SOW as set forth in Table 4.2a below. At the sole discretion of Verizon, Verizon will install (or have a third party install) the Client Software for the [****] Solution on Devices made commercially available by Verizon.

(b)    The “[****] Subscription License Fee” shall be paid by Verizon to Supplier [****]in arrears as follows:

Table 4.2a

[****]	Price per month per Paid Subscribers from 1 – [****] for the Year (the “Paid Sub Fee”)	Minimum number of Billed Subscribers required in each month of the Year (“Billed Sub Minimum”)	Number of Free Subscribers included in Billed Sub Minimum each month (“Free Sub Allotment”)	Price per month per Free Subscriber for each Free Subscriber above the Free Sub Allotment
Year 1

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[****]

As used herein:

Each Subscriber for which a license fee is paid under Table 4.2a above in a [****] shall be called a “[****] Subscriber”.

[****]

Each of the foregoing may be referred to individually as a “[****]”. Note: defined for each [****]following SOW No. 1 extension effective [****].
*For the avoidance of doubt, there is [****], however storage consumed by [****] shall [****] in determining Total [****] Storage Allotment as defined in Section 4.4.2 below.

4.2.1 [****] Software [****] Fee

(a)    Beginning on [****], Verizon shall pay a [****] fee for [****] Accounts as set forth in Table 4.2.1 below.

(b)    The [****] Fee shall be paid by Verizon to Supplier [****] as follows:

Table 4.2.1

Price per [****] per [*****] Account (the “[****]”)	[****]

(c) Each **** will **** toward the attainment of the monthly Billed Sub Minimum defined in Table 4.2a of Section 4.2(b).

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(d) The [****] Fee includes a [****] Solution storage allotment (each month) as follows (the “[****] Storage Allotment”): [****] for each [****] billed in such month.

The “Aggregate [****] Allotment” means the product of the number of [****] in a given month and the [****] Storage Allotment (i.e., the # of [****] in a month X [****]).

(d)The Verizon Cloud offer to Subscribers will have a limit storage of [****]. At the time of launch (“[****]”) the [****] Solution will not have the ability to limit account storage for a [****] (or restrict usage from exceeding a [****] Storage Allotment). Upon launch of “[****]”, the [****] Solution will provide the ability to restrict usage from exceeding a [****] Storage Allotment and will calculate overages substantially as follows. For [****] established prior to [****] with storage on such account [****], overage amounts shall be [****], on the process to have such accounts [****] or some other allotment amount agreed to by the Parties. The aggregate of [****] for all [****]established prior to [****]shall be called the “[****]”.

The Paid Sub Fee and Billed Sub Minimum include a [****] Solution storage allotment [****] calculated as follows (the “[****] Storage Allotment”): [****] multiplied by the number of Billed Subscribers in such [****].

Verizon and Synchronoss will review and mutually agree to determine whether to adjust the [****] Storage Allotment at the end of each calendar year, commencing at the end of [****].

4.2.2 [****]

The following [****] shall apply, in addition to the fees set forth in Sections 4.2(b) and 4.2.1 above, where the actual [****] Solution storage (including [****]) plus the actual storage consumed in [****] (as defined below) usage has exceeded the [****] Storage Allotment where “[****]Storage Allotment” means the sum of the [****] Storage Allotment (as defined in Section 4.2(b) for [****] accounts) and the [****] less any [****] (if any). Storage allotment for an account shall be based on whether the account is classified as a [****]. A user’s storage will be allocated to [****].

If, in any given month [****], the [****] Solution storage exceeds the [****] Storage Allotment, Verizon shall pay [****]

([****] in Table 4.2.2 below)

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Table 4.2.2
[****]
“Verizon [****]” means the [****] of Section 14(f) of SOW No. 4 to the Agreement of not less than [****], for use in [****]. For the avoidance of doubt, the Parties agree that Verizon may [****].

(a) [****] Fee. If, in any given month [****], Verizon shall pay, in addition to fees paid for actual [****], a “[****] Fee” calculated as follows:

(the applicable Billed Sub Minimum minus the number of actual Billed Subscribers for such month) x (the applicable Paid Sub Fee for such period).

(b) The Paid Sub Fee includes:
•****

(c) Reporting. Each [****], Supplier shall calculate the [****] Fee due to Supplier based on the usage reports defined under this subsection as set forth below.

Supplier shall provide Verizon with a report on the total storage used by Subscribers on the **** Solution for such [****]within [****] days after the end of each [****]. Upon Verizon’s receipt of this usage report, Verizon shall publish a consolidated report to Supplier within [****] days specifying the total number of [****] on the [****] Solution during that [****]. Verizon and Supplier shall cooperate in determining an automated method

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within the [****] Solution to identify, track and report monthly on volumes of Paid Subscribers and Free Subscribers.

(d) Annual Review of Storage. By [****] of each Year, commencing in [****], Supplier shall conduct annual benchmark reviews of available compute and storage platforms across the industry for similar services that are being provided by Supplier hereunder (including but not limited to Amazon Web Services, Google Cloud, Azure), including, but not limited to, storage, features, performance, and published fees. Supplier will [****] share the results of such benchmark review with Verizon. In the event the above benchmark reviews reveals that fees are being provided in the industry for [****], the Parties will mutually agree in good faith to determine [****]. In the event [****], the Parties will execute a Change Request or amendment thereto.
4.3 Forecasting

Each [****] that Services are provided under this SOW No. 1, the Parties shall mutually agree to a [****]. The [****] Forecast shall be established [****]. Such forecast shall be used by Supplier to plan and determine if augmentation or change in needed in the capacity of the Hosting Services. In the event that no [****] Forecast is provided in a given month, the last month of the prior [****] Forecast applicable to such Instance shall be used to determine the last month of current Forecast Period and such forecast shall be deemed to be the [****] Forecast for such period.

For Hosting Services, the foregoing [****] Forecast shall be used by Supplier [****]

In no event may the [****] be modified [****] without mutual written agreement by the Parties.

4.4     Change Controls

Notwithstanding anything to the contrary in SOW No. 1 or any attachment or exhibit thereto, items outside the scope of this SOW No. 1 and changes to the [****] Solution requested by Verizon (including changes to the [****] Software to address changes to Verizon applications or systems or API modification but excluding those changes implemented as part of Solution Software Release Support Services under Exhibit F) shall be subject to a Change Request for professional Services with the terms and fees in such request mutually agreed upon by the Parties. Solution API (excluding partner API changes which are provided pursuant to SOW No. 5) support, regular maintenance releases and onboarding of up to [****] per [****] are included in per Subscriber fee. Any such fees are in addition to the fees set forth above.

4.5     Maintenance Fees

The [****] described in Section 4.2 above shall [****]. All latest release versions of software / technology must be made available to Verizon no more than [****].

For the avoidance of doubt, for [****] that include substantial new functionality that is materially incremental to that functionality identified in Exhibit E (“Major Feature Enhancements”), the Parties shall discuss in good faith to determine whether a fee for the license of such Major Feature Enhancements may be separately charged and mutually agree to such a fee. For example, the Parties may, but shall not be required to, use the
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following as guidelines in determining whether a New Version is a Major Feature Enhancement: [****]
[****]

Notwithstanding the above, Verizon will not be required to pay for any [****] due to the fact that such [****] is not [****], or cannot be disabled within [****].
Verizon shall be responsible for any [****] and for the support of their use of the [****] Solution. Where [****] activities such as [****] not seen on [****] that require Supplier to [****] are required, such activities shall be [****] of up to [****] agreed upon [****] per [****] are included in [****] Subscription License Fees under Section 4.2.

C. Supplier shall [****] agreed upon [****] within [****].”

D.Replace Section 4.6 of SOW No.1 in its entirety with the following:

“4.6 Termination for Convenience

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4.6.1     Verizon may, upon [****]prior written notice to Supplier, terminate this SOW, in whole or in part, for its convenience, provided that Verizon [****]. Billed Sub Minimum, as set forth in Table 4.2a, shall continue to apply upon Verizon’s notice of termination for convenience to Supplier until the effective date of such termination.
4.6.2 Transition Services

        In the event Verizon exercises its right to terminate for convenience in accordance with Section 4.6.1 above, the Parties agree to develop a plan for Transition Services which will include mutually agreeable fees payable by Verizon to Supplier for such Transition Services. For clarity, where migration Services are provided prior to the effective date of termination using Supplier professional services staff that provide [****] Software release support Services (i.e., through the regular course of business), such Services shall contribute to attainment of any applicable Annual PS Minimum (as hereinafter defined). Verizon will only be responsible for the Transition Services provided by Supplier to Verizon to assist Verizon in transitioning to a Verizon internal platform or to a third party supplier of Verizon, at Verizon’s discretion.”

E.Correct Section “E” (Failure to Deliver) in CR #8 to SOW No. 1 to reflect Section “F” (Failure to Deliver).

F.Delete Section E (related to Professional Services) and Section F, (Failure to Deliver) in CR #8 to SOW No.1 in their entirety.

G.Add a new Section 6 [****] to Exhibit F of SOW No. 1 as follows:

“6.    [****]

Professional Services will be provided to Verizon in accordance with Section 5 of Exhibit F. Verizon [****] Such professional Services shall be consumed by Verizon according to an annual support plan agreed upon by the Parties (a) no later than [****] prior to the start of such annual period, updated quarterly as agreed upon by the Parties in writing, and (b) with no more than [****] of the estimated hours of such [****] of professional Services consumed in any [****]. Notwithstanding the foregoing, where Supplier [****]

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[****]

6.1    Qualifying Deliverables

Notwithstanding anything to the contrary in this Exhibit F, in the event that a professional Services project under this Exhibit F is provided by Supplier at Verizon’s request and such project or delivery of a given set of feature elements (as requested and described in one or more related ‘tickets’ requested in the JIRA system used by the Parties to track requests) has a price for delivery specified in a Final Quote of [****] for development, testing and delivery of such deliverables in a Software release (such deliverables, individually, a “Qualifying Deliverable” and collectively, “Qualifying Deliverables”); then the following terms and conditions shall apply to those Qualifying Deliverable(s) in the applicable Final Quote. In the event of a conflict between the terms of this Section 6.1 and the terms of other sections of Exhibit F, the terms of this Section 6.1 shall control with regard to Qualifying Deliverables only:

6.1.1    Supplier shall provide Documentation and requirements that shall be agreed upon by the Parties (the “QD Requirements”) in accordance with Subsection 3.1.1.1 of this Exhibit and, upon such acceptance, shall become Specifications for the applicable Qualifying Deliverables. In addition, for Qualifying Deliverables, the Parties shall mutually agree on a ‘project plan’ to include, as applicable:

        [****]

6.1.2    The price for Qualifying Deliverables (as specified in the agreed upon QD Requirements and project plan) will be agreed in writing in advance with Verizon and reflected in a Final Quote accepted by Verizon. Changes to the QD Requirements or Project plan shall be mutually agreed upon by the Parties. No deliverable will be considered a Qualifying Deliverable without the requisite QD Requirements documents and project plan being complete and mutually accepted prior to start by Supplier of development or delivery.

6.1.3    Fixed fee(s) specified in the accepted Final Quote for Qualifying Deliverables shall be invoiced as follows (unless otherwise expressly agreed upon by the Parties in writing or specified in the accepted Final Quote):

        [****]

6.1.4    Critical Milestones

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In the event Supplier [****]

Level of Error (as defined in Section 7.1 above)	[****]
Critical Error or P1 as defined in Table 2 below	[****]
Major Error or P2 as defined in Table 2 below	[****]
Serious Error or P3 as defined in Table 2 below	[****]
Minor Error or P4 as defined in Table 2 below	[****]
[****].

Table 2

Error Class	Description
“Critical Error” or “P1”	an Error which [****]
“Major Error” or “P2”	an Error, which [****]
“Serious Error” or “P3”	an Error which [****]
“Minor Error” or “P4”	an Error which [****]

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Notwithstanding the foregoing, however, if [****]

6.2    Termination for Professional Services

Verizon shall be entitled to terminate a Final Quote for its [****], and in such case, Supplier shall be due amounts for all professional Services (including for Qualifying Deliverables) rendered until such date of termination. Following such notice, Supplier shall have no further obligation to implement remaining professional Services requirements (including QD Requirements) and [****].”
H.The following new Section 7 (Marketing Development) is added to SOW No. 1:

“7.     Marketing Development

7.1. [****]

Provided that Verizon is in compliance with the terms of this SOW and the Agreement and Verizon has [****]

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7.2. [****]

I.This CR #12 shall be effective and binding upon the Parties upon execution by both Parties. Except and only to the extent specifically modified under this CR #12, all of the terms and conditions of SOW No. 1 shall remain in full force and effect.

J.Notwithstanding anything to the contrary, pricing under Section 4.2 and the other terms of this CR 12 and SOW No. 1 are subject to Verizon meeting all obligations identified in Section 14(f) of SOW No. 4 and in the Verizon span of control including provision of [****]. In addition, in the event that [****].

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K.Capitalized terms used in this CR #12 shall have the meanings set forth in the Agreement or applicable SOW to such Agreement.

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The Parties hereto have caused this CR #12 to be executed by their duly authorized officers or representatives as of the date of the last signing Party hereto, however this CR #12 shall take retroactive effective to and including [****] (“CR #12 Effective Date”).

VERIZON SOURCING LLC        SYNCHRONOSS TECHNOLOGIES, INC.

By:{{$sig2}}         By:{{$sig1}}
Name: {{_es_:signer2:fullname }}        Name: {{_es_:signer1:fullname }}

Title:{{*_es_:signer2:title }}        Title:{{*_es_:signer1:title }}
Date: {{_es_:signer2:date }}        Date: {{_es_:signer1:date }}
{{#sig1=_es_:signer1:signature}}
{{#sig2=_es_:signer2:signature}}
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